                                                                    Exhibit 99.8

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

FICO & DOCUMENTATION

FICO SCORE       FULL   FULL-ALT   LIMITED   LITE   STATED   STREAMLINED   ALL DOCS    WAC    AVG PRIN BAL   CURRENT LTV
----------      -----   --------   -------   ----   ------   -----------   --------   -----   ------------   -----------
(50 increment)
NOT AVAILABLE
451 to 500       0.07%    0.00%      0.00%   0.00%   0.01%       0.00%        0.08%   8.418%   169,738.49       74.40%
501 to 550       3.47%    0.04%      1.04%   0.30%   1.27%       0.00%        6.12%   8.087%   203,797.41       75.61%
551 to 600       9.27%    0.08%      3.17%   1.25%   2.81%       0.24%       16.83%   7.655%   195,748.25       81.14%
601 to 650      11.59%    0.10%      6.95%   1.26%   6.43%      11.97%       38.29%   7.600%   192,012.00       82.79%
651 to 700       4.52%    0.00%      3.61%   1.18%   3.40%      11.69%       24.40%   7.531%   196,454.97       83.49%
701 to 750       2.50%    0.05%      1.52%   0.47%   0.94%       5.28%       10.75%   7.346%   208,314.31       83.51%
751 to 800       0.81%    0.00%      0.38%   0.07%   0.26%       1.87%        3.40%   7.286%   208,715.07       82.48%
801 to 850       0.02%    0.00%      0.00%   0.00%   0.07%       0.04%        0.14%   7.362%   244,796.05       86.21%
                -----     ----      -----    ----   -----       -----       ------    -----    ----------       -----
TOTAL           32.27%    0.27%     16.66%   4.52%  15.19%      31.09%      100.00%   7.584%   196,649.96       82.31%
                =====     ====      =====    ====   =====       =====       ======    =====    ==========       =====

LTV & FICO

                     FICO
                  LESS THAN
CURRENT LTV          500     501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
-----------       ---------  -------  -------  -------  -------  -------  -------  -------   -----
(10 increment)
0.01 to 10.00       0.00%     0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
10.01 to 20.00      0.00%     0.00%     0.01%    0.01%    0.00%    0.00%   0.00%    0.00%     0.02%
20.01 to 30.00      0.01%     0.05%     0.03%    0.04%    0.01%    0.01%   0.00%    0.00%     0.15%
30.01 to 40.00      0.00%     0.09%     0.12%    0.04%    0.04%    0.03%   0.00%    0.00%     0.33%
40.01 to 50.00      0.00%     0.19%     0.14%    0.17%    0.07%    0.00%   0.05%    0.00%     0.63%
50.01 to 60.00      0.00%     0.31%     0.54%    0.61%    0.18%    0.07%   0.02%    0.00%     1.73%
60.01 to 70.00      0.01%     1.14%     1.67%    1.34%    0.44%    0.16%   0.10%    0.00%     4.85%
70.01 to 80.00      0.01%     2.26%     7.03%   23.35%   16.07%    7.49%   2.40%    0.03%    58.63%
80.01 to 90.00      0.05%     1.94%     4.25%    6.28%    3.07%    0.95%   0.24%    0.09%    16.85%
90.01 to 100.00     0.00%     0.15%     3.03%    6.46%    4.52%    2.04%   0.58%    0.01%    16.80%
                    ----      ----     -----    -----    -----    -----    ----     ----    ------
TOTAL               0.08%     6.12%    16.83%   38.29%   24.40%   10.75%   3.40%    0.14%   100.00%
                    ====      ====     =====    =====    =====    =====    ====     ====    ======



CURRENT LTV       AVG PRIN BAL   WAC   GROSS MARGIN  LIMITED DOC  STATED DOC
-----------       ------------  -----  ------------  -----------  ----------
(10 increment)
0.01 to 10.00              --      --        --           --           --
10.01 to 20.00      96,597.79   7.905     6.683           --         1.00
20.01 to 30.00     117,099.48   7.546     6.425         0.05         0.47
30.01 to 40.00     129,889.06   7.404     6.307         0.16         0.25
40.01 to 50.00     180,743.94   7.285     6.388         0.21         0.43
50.01 to 60.00     203,240.17   7.050     6.181         0.15         0.49
60.01 to 70.00     237,939.79   7.192     6.126         0.11         0.53
70.01 to 80.00     262,572.74   7.114     6.326         0.14         0.12
80.01 to 90.00     257,012.23   7.426     6.519         0.24         0.25
90.01 to 100.00     91,710.86   9.568     6.938         0.19         0.00
                   ----------   -----     -----         ----         ----
TOTAL              196,649.96   7.584     6.393         0.17         0.15
                   ==========   =====     =====         ====         ====

PRIN BALANCE & FICO

                        FICO
PRIN BALANCE         < OR = 500  501-550  551-600  601-650  651-700  701-750  751-800  801-850  TOTAL
------------         ----------  -------  -------  -------  -------  -------  -------  -------  -----
(50,000 increments)
1 to 50,000             0.00%     0.04%     0.28%    0.98%    0.58%    0.23%   0.05%    0.00%    2.16%
50,001 to 100,000       0.00%     0.24%     1.13%    2.98%    2.29%    0.85%   0.31%    0.01%    7.81%
100,001 to 150,000      0.03%     0.95%     1.83%    3.82%    2.03%    1.10%   0.26%    0.00%   10.02%
150,001 to 200,000      0.00%     1.01%     2.53%    3.43%    2.09%    0.65%   0.22%    0.01%    9.95%
200,001 to 250,000      0.00%     0.98%     2.25%    4.34%    2.14%    0.78%   0.39%    0.00%   10.87%
250,001 to 300,000      0.05%     0.75%     1.98%    4.50%    2.71%    1.13%   0.33%    0.00%   11.44%
300,001 to 350,000      0.00%     0.59%     1.74%    3.78%    2.93%    1.02%   0.44%    0.02%   10.51%
350,001 to 400,000      0.00%     0.63%     1.36%    3.91%    2.37%    1.08%   0.38%    0.03%    9.75%
400,001 to 450,000      0.00%     0.37%     0.80%    3.25%    2.21%    0.95%   0.31%    0.00%    7.89%
450,001 to 500,000      0.00%     0.30%     1.12%    2.29%    1.57%    0.90%   0.19%    0.00%    6.38%
500,001 to 550,000      0.00%     0.12%     0.41%    1.40%    0.87%    0.54%   0.09%    0.00%    3.43%
550,001 to 600,000      0.00%     0.09%     0.41%    1.56%    0.68%    0.72%   0.04%    0.00%    3.50%
600,001 to 650,000      0.00%     0.05%     0.25%    0.44%    0.39%    0.35%   0.05%    0.05%    1.58%
650,001 to 700,000      0.00%     0.00%     0.32%    0.53%    0.75%    0.21%   0.11%    0.00%    1.93%
700,001 to 750,000      0.00%     0.00%     0.28%    0.51%    0.40%    0.12%   0.17%    0.00%    1.48%
750,001 to 800,000      0.00%     0.00%     0.12%    0.31%    0.06%    0.06%   0.06%    0.00%    0.62%
800,001 to 850,000      0.00%     0.00%     0.00%    0.13%    0.27%    0.07%   0.00%    0.00%    0.46%
850,001 to 900,000      0.00%     0.00%     0.00%    0.00%    0.07%    0.00%   0.00%    0.00%    0.07%
900,001 to 950,000      0.00%     0.00%     0.00%    0.15%    0.00%    0.00%   0.00%    0.00%    0.15%
                        ----      ----     -----    -----    -----    -----    ----     ----   ------
TOTAL:                  0.08%     6.12%    16.83%   38.29%   24.40%   10.75%   3.40%    0.14%  100.00%
                        ====      ====     =====    =====    =====    =====    ====     ====   ======



PRIN BALANCE         CURRENT LTV    WAC   GROSS MARGIN  LIMITED DOC  STATED DOC
------------         -----------  ------  ------------  -----------  ----------
(50,000 increments)
1 to 50,000             97.15%    10.605      7.354         0.15        0.03
50,001 to 100,000       92.86%     9.816      6.516         0.13        0.04
100,001 to 150,000      84.86%     8.283      6.391         0.15        0.07
150,001 to 200,000      79.87%     7.491      6.363         0.18        0.16
200,001 to 250,000      79.37%     7.288      6.293         0.15        0.14
250,001 to 300,000      79.63%     7.227      6.378         0.12        0.18
300,001 to 350,000      80.40%     7.101      6.373         0.16        0.16
350,001 to 400,000      81.12%     7.215      6.440         0.14        0.16
400,001 to 450,000      81.33%     7.114      6.501         0.20        0.18
450,001 to 500,000      81.38%     7.074      6.414         0.20        0.20
500,001 to 550,000      80.54%     7.069      6.379         0.22        0.18
550,001 to 600,000      82.55%     7.017      6.394         0.31        0.21
600,001 to 650,000      81.66%     6.995      6.251         0.09        0.31
650,001 to 700,000      80.96%     6.998      6.294         0.19        0.28
700,001 to 750,000      82.61%     7.116      6.585         0.27        0.15
750,001 to 800,000      85.76%     7.312      6.550         0.50        0.20
800,001 to 850,000      78.78%     6.999      6.703         0.43        0.29
850,001 to 900,000      74.94%     6.990      6.990           --        1.00
900,001 to 950,000      84.86%     7.071      5.250           --          --
                        -----      -----      -----         ----        ----
TOTAL:                  82.31%     7.584      6.393         0.17        0.15
                        =====      =====      =====         ====        ====

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM  <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
-----------------------  -----  -------  -------  -------  -------  -------  -------  -------  -------
(whatever increments)
0                        0.04%   2.23%     6.46%   13.79%    9.98%    3.83%   1.17%    0.06%    37.56%
6                        0.00%   0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
12                       0.00%   0.19%     0.43%    1.77%    1.00%    0.72%   0.13%    0.00%     4.24%
24                       0.04%   3.48%     8.96%   20.16%   11.68%    4.81%   1.55%    0.04%    50.71%
36                       0.00%   0.23%     0.97%    2.58%    1.73%    1.40%   0.55%    0.04%     7.49%
                         ----    ----     -----    -----    -----    -----    ----     ----    ------
TOTAL                    0.08%   6.12%    16.83%   38.29%   24.40%   10.75%   3.40%    0.14%   100.00%
                         ====    ====     =====    =====    =====    =====    ====     ====    ======

PREPAYMENT PENALTY TERM  CURRENT LTV    WAC   GROSS MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
-----------------------  -----------  ------  ------------  ------------  -----------  ----------
(whatever increments)
0                           83.05%    7.8010     6.1977      182,704.91       0.14        0.16
6                            0.00%        --         --              --         --          --
12                          82.14%    7.5906     6.5323      250,840.55       0.23        0.12
24                          82.40%    7.5031     6.5164      201,699.36       0.16        0.14
36                          78.09%    7.0453     6.3998      216,332.77       0.29        0.19
                            -----     ------     ------      ----------       ----        ----
TOTAL                       82.31%    7.5844     6.3932      196,649.96       0.17        0.15
                            =====     ======     ======      ==========       ====        ====

MORTG RATES & FICO

                       FICO
MORTG RATES         < OR = 500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
-----------         ----------  -------  -------  -------  -------  -------  -------  -------  ------
(50 bps increment)
4.001 to 4.500         0.00%     0.00%     0.00%    0.00%    0.00%    0.05%   0.00%    0.00%     0.05%
4.501 to 5.000         0.00%     0.02%     0.00%    0.05%    0.11%    0.06%   0.02%    0.00%     0.27%
5.001 to 5.500         0.00%     0.00%     0.26%    1.41%    1.00%    0.70%   0.23%    0.00%     3.59%
5.501 to 6.000         0.00%     0.21%     1.74%    5.00%    3.83%    2.23%   0.82%    0.00%    13.82%
6.001 to 6.500         0.00%     0.47%     3.55%    9.96%    6.47%    2.56%   0.92%    0.03%    23.97%
6.501 to 7.000         0.00%     0.90%     3.27%    7.92%    4.57%    1.73%   0.44%    0.08%    18.91%
7.001 to 7.500         0.02%     1.55%     3.68%    6.37%    3.50%    1.25%   0.34%    0.01%    16.72%
7.501 to 8.000         0.02%     1.10%     1.56%    1.96%    1.19%    0.56%   0.11%    0.00%     6.50%
8.001 to 8.500         0.03%     1.21%     1.55%    1.10%    0.61%    0.51%   0.14%    0.01%     5.15%
8.501 to 9.000         0.00%     0.34%     0.32%    0.28%    0.35%    0.19%   0.04%    0.00%     1.52%
9.001 to 9.500         0.00%     0.20%     0.16%    0.47%    0.55%    0.38%   0.17%    0.01%     1.94%
9.501 to 10.000        0.00%     0.09%     0.05%    0.56%    0.55%    0.32%   0.12%    0.00%     1.68%
10.001 to 10.500       0.00%     0.02%     0.27%    1.38%    0.75%    0.14%   0.01%    0.00%     2.57%
10.501 to 11.000       0.00%     0.00%     0.22%    0.87%    0.58%    0.08%   0.03%    0.00%     1.79%
11.001 to 11.500       0.00%     0.00%     0.17%    0.44%    0.31%    0.02%   0.00%    0.00%     0.94%
11.501 to 12.000       0.00%     0.00%     0.01%    0.25%    0.03%    0.00%   0.00%    0.00%     0.30%
12.001 to 12.500       0.00%     0.00%     0.02%    0.26%    0.02%    0.00%   0.00%    0.00%     0.30%
12.501 to 13.000       0.00%     0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
13.501 to 14.000       0.00%     0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
                       ----      ----     -----    -----    -----    -----    ----     ----    ------
TOTAL:                 0.08%     6.12%    16.83%   38.29%   24.40%   10.75%   3.40%    0.14%   100.00%
                       ====      ====     =====    =====    =====    =====    ====     ====    ======


MORTG RATES         CURRENT LTV    WAC    GROSS MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
-----------         -----------  -------  ------------  ------------  -----------  ----------
(50 bps increment)
4.001 to 4.500         80.00%     4.875      5.5000      588,000.00       1.00          --
4.501 to 5.000         73.92%     5.308      5.0993      306,460.79       0.56        0.09
5.001 to 5.500         78.90%     5.902      5.6724      303,307.22       0.29        0.03
5.501 to 6.000         79.12%     6.334      5.9689      307,855.08       0.25        0.13
6.001 to 6.500         79.42%     6.811      6.2384      273,285.99       0.17        0.19
6.501 to 7.000         80.24%     7.297      6.5182      261,046.85       0.14        0.17
7.001 to 7.500         81.29%     7.786      6.6455      235,085.22       0.12        0.18
7.501 to 8.000         82.08%     8.286      6.9134      197,661.07       0.15        0.21
8.001 to 8.500         85.64%     8.786      6.8237      156,708.21       0.17        0.12
8.501 to 9.000         91.44%     9.305      7.1688      108,476.31       0.15        0.10
9.001 to 9.500         96.33%     9.889      7.0277       81,335.59       0.17        0.06
9.501 to 10.000        98.45%    10.373      7.3925       70,115.88       0.12        0.01
10.001 to 10.500       99.36%    10.900      6.7828       66,163.22       0.15        0.02
10.501 to 11.000       99.53%    11.301          --       69,220.30       0.08        0.02
11.001 to 11.500       99.14%    11.852          --       55,254.34       0.02        0.03
11.501 to 12.000       98.57%    12.380          --       58,852.21       0.00        0.04
12.001 to 12.500       98.65%    12.787          --       57,140.76       0.05        0.05
12.501 to 13.000       95.00%    13.375          --       32,993.07         --          --
13.501 to 14.000       99.97%    13.750          --       20,147.70         --          --
                       -----     ------      ------      ----------       ----        ----
TOTAL:                 82.31%     7.584      6.3932      196,649.96       0.17        0.15
                       =====     ======      ======      ==========       ====        ====

MORTG RATES & LTV

MORTG RATES         LTV 0-10  LTV 11-20  21-30  31-40  41-50  51-60  61-70   71-80   81-90  91-100   TOTAL
-----------         --------  ---------  -----  -----  -----  -----  -----  ------  ------  ------  ------
(50 bps increment)
4.001 to 4.500        0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.28%   0.00%   0.00%   0.05%
4.501 to 5.000        0.00%     0.00%    0.00%  0.00%  0.14%   0.22%  0.04%   1.04%   0.14%   0.00%   0.27%
5.001 to 5.500        0.00%     0.00%    0.00%  0.18%  0.06%   0.62%  1.53%  14.20%   3.89%   0.91%   3.59%
5.501 to 6.000        0.00%     0.00%    0.05%  0.04%  0.26%   1.72%  5.57%  61.56%  11.38%   1.62%  13.82%
6.001 to 6.500        0.00%     0.00%    0.24%  0.44%  1.35%   3.22%  6.51% 102.43%  24.73%   3.71%  23.97%
6.501 to 7.000        0.00%     0.03%    0.17%  0.54%  0.61%   2.02%  6.48%  75.99%  19.00%   7.72%  18.91%
7.001 to 7.500        0.00%     0.11%    0.21%  0.32%  0.68%   1.29%  4.32%  61.46%  20.73%  10.38%  16.72%
7.501 to 8.000        0.00%     0.00%    0.07%  0.26%  0.35%   0.87%  2.42%  19.37%   8.38%   6.93%   6.50%
8.001 to 8.500        0.00%     0.00%    0.14%  0.13%  0.23%   0.22%  1.70%  10.07%   7.76%  10.40%   5.15%
8.501 to 9.000        0.00%     0.00%    0.00%  0.02%  0.05%   0.00%  0.02%   1.76%   1.95%   5.23%   1.52%
9.001 to 9.500        0.00%     0.00%    0.00%  0.00%  0.00%   0.14%  0.18%   0.42%   1.08%   9.73%   1.94%
9.501 to 10.000       0.00%     0.00%    0.00%  0.02%  0.00%   0.00%  0.08%   0.16%   0.50%   9.23%   1.68%
10.001 to 10.500      0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.08%   0.29%  14.90%   2.57%
10.501 to 11.000      0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.00%   0.26%  10.38%   1.79%
11.001 to 11.500      0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.08%   0.07%   5.44%   0.94%
11.501 to 12.000      0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.00%   0.06%   1.71%   0.30%
12.001 to 12.500      0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.00%   0.09%   1.68%   0.30%
12.501 to 13.000      0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.00%   0.00%   0.02%   0.00%
13.501 to 14.000      0.00%     0.00%    0.00%  0.00%  0.00%   0.00%  0.00%   0.00%   0.00%   0.01%   0.00%
                      ----      ----     ----   ----   ----   -----  -----  ------  ------  ------  ------
TOTAL:                0.00%     0.14%    0.88%  1.95%  3.74%  10.32% 28.86% 348.90% 100.30% 100.00% 100.00%
                      ====      ====     ====   ====   ====   =====  =====  ======  ======  ======  ======

MORTG RATES         AVG FICO  GROSS MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
-----------         --------  ------------  ------------  -----------  ----------
(50 bps increment)
4.001 to 4.500       723.00       5.500      588,000.00       1.00          --
4.501 to 5.000       674.66       5.099      306,460.79       0.56        0.09
5.001 to 5.500       665.37       5.672      303,307.22       0.29        0.03
5.501 to 6.000       656.31       5.969      307,855.08       0.25        0.13
6.001 to 6.500       646.96       6.238      273,285.99       0.17        0.19
6.501 to 7.000       637.18       6.518      261,046.85       0.14        0.17
7.001 to 7.500       624.05       6.645      235,085.22       0.12        0.18
7.501 to 8.000       614.52       6.913      197,661.07       0.15        0.21
8.001 to 8.500       605.34       6.824      156,708.21       0.17        0.12
8.501 to 9.000       619.32       7.169      108,476.31       0.15        0.10
9.001 to 9.500       655.29       7.028       81,335.59       0.17        0.06
9.501 to 10.000      664.34       7.392       70,115.88       0.12        0.01
10.001 to 10.500     640.15       6.783       66,163.22       0.15        0.02
10.501 to 11.000     641.03          --       69,220.30       0.08        0.02
11.001 to 11.500     633.79          --       55,254.34       0.02        0.03
11.501 to 12.000     631.97          --       58,852.21       0.00        0.04
12.001 to 12.500     616.63          --       57,140.76       0.05        0.05
12.501 to 13.000     611.00          --       32,993.07         --          --
13.501 to 14.000     618.00          --       20,147.70         --          --
                     ------       -----      ----------       ----        ----
TOTAL:               638.59       6.393      196,649.96       0.17        0.15
                     ======       =====      ==========       ====        ====